UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 18, 2004

FMC TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16489	36-4412642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Randolph Drive, Chicago, Illinois 60601

(Address of principal executive offices) (Zip Code)

(312) 861-6000

Registrant’s telephone number, including area code

Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is furnished as part of this report:

99.1 Press release issued by FMC Technologies, Inc. dated February 18, 2004.

Item 9. Regulation FD Disclosure.

On February 18, 2004, FMC Technologies, Inc. issued a press release announcing that it had signed a revised contract with one of its customers, Sonatrach-TRC, the Algerian Oil and Gas Company. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC TECHNOLOGIES, INC.

By	/s/ William H. Schumann, III
William H. Schumann, III
Senior Vice President,
Chief Financial Officer and Treasurer

Date: February 18, 2004